UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2003

Shoe Pavilion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23669	94-3289691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200-F Regatta Boulevard, Richmond, CA	94804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 510-970-9775

(Former Name or Former Address, if Changed Since Last Report)

Item 12.    Results of Operations and Financial Condition.

On May 13, 2003, the Company issued a press release announcing its operating results for the first quarter ended March 29, 2003.

A copy of the Company’s May 13, 2003 press release attached hereto as Exhibit A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE PAVILION, INC. (Registrant)

Date	May 19, 2003	By:	/s/ DMITRY BEINUS
Dmitry Beinus Chairman and Chief Executive Officer

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